UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

WHEREVERTV BROADCASTING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11873	13-3886065
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Mill Street Coraopolis, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 663-0094

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

WhereverTV Broadcasting Corporation (Registrant) was granted Patent #10-1421218 from the Korean Intellectual Property Office entitled “Global Interactive Program Guide Application & Device” on July 24, 2014. Registrant received the physical certificate from the Korean Intellectual Property Office on February 11, 2015.

Registrant was also granted Patent #I458353 from the Republic of China (Taiwan) Intellectual Property Office on October 14, 2014 entitled “Global Interactive Program Guide Application & Device”. Registrant received the physical certificate from the Republic of China (Taiwan) Intellectual Property Office on February 11, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 13, 2015	WHEREVERTV BROADCASTING CORPORATION

By: /s/ Mark Cavicchia
Name: Mark Cavicchia
Title: Chief Executive Officer